UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2009
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California (Address of principal executive offices)		92704 (Zip Code)
Registrant's telephone number, including area code: (714) 656-1300
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Changes in Management

On May 15, 2009, the Company announced that it will move its corporate headquarters to New York City and Matthew Beale, president, assumed the chief financial officer responsibilities effective May 14, 2009. Bill Larkin, choosing not to relocate, resigned as chief financial officer and will assist with the transition through July 15, 2009. In addition, New York-based Michael Helfand, has joined Fuel Systems as Senior Vice President Finance and Chief Accounting Officer, effective May 14, 2009.

Matthew Beale. Mr. Beale, 42, who has most recently served as the company's president and earlier as the company's vice president of business development, as consultant to the company and has extensive international corporate finance, banking and consulting experience - including 11 years with JP Morgan and Citigroup, based in London and Milan. Prior to joining the company as an officer in February 2007, he served as managing director for CVS Partners, a corporate advisory firm based in Italy focused on mergers, acquisitions and financings, starting in 2005. From 2000 to 2004, he served as vice president in the Milan office of Citigroup, providing corporate finance advisory services for private bank clients. He earned a Bachelor of Arts degree in English from London University and a diploma in accounting and finance from the London School of Economics, as well as a Master of Business Administration from Instituto de Estudios Superiores de la Empresa, Barcelona, Spain. His foreign language proficiency includes Italian and Spanish.

Michael Helfand. Mr. Helfand, 49, who most recently served as a consultant to the company since February 2009, has extensive corporate finance and accounting consulting experience. Since 2003, Mr. Helfand has been a finance and accounting consultant providing services to clients independently and through Resources Connection, Inc., a project-based professional services firm. His responsibilities have included SEC registration material preparation for IPOs, secondary and debt offerings; Sarbanes-Oxley engagements; and financial review and systems development. From 2007 to 2008 he has served as the Interim Chief Financial Officer of Rothschild North America, Inc., a global investment bank. From 2006 to 2007, Mr. Helfand was the Executive Vice President of Finance and Interim CEO at WRC Media, Inc., a publishing company. Mr. Helfand currently serves on the Board of Directors and Audit Committee of Bluefly, Inc. an Internet Retailer listed on the NASDAQ stock exchange. Mr. Helfand received his B.A. from Muhlenberg College and is a Certified Public Accountant.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release dated May 15, 2009 regarding management changes at Fuel Systems Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: May 15, 2009	By: _/s/Matthew Beale________________ Matthew Beale President and Chief Financial Officer